UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 27, 2016

The Finish Line, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-20184	35-1537210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3308 North Mitthoeffer Road Indianapolis, Indiana		46235
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 317-899-1022

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 27, 2016, the Board of Directors of The Finish Line, Inc. (the “Company”) approved amendments to The Finish Line, Inc. 2009 Incentive Plan, as amended and restated (the “2009 Incentive Plan”), to: (i) explicitly mandate a minimum one year vesting period for awards granted under the 2009 Incentive Plan; and (ii) explicitly prohibit the repricing or replacement of options or stock appreciation rights below their original exercise price without shareholder approval. The foregoing description of the amendments to the 2009 Incentive Plan is qualified in its entirety by reference to the full text of the amendments, a copy of which is filed as Exhibit 99.1 to this report on Form 8-K and incorporated by reference herein.

In addition, on June 27, 2016, the Compensation Committee of the Board of Directors of the Company adopted an Incentive Compensation Clawback Policy setting forth the conditions under which the Company will seek recovery of incentive compensation paid or awarded to current or former executive officers of the Company. The policy provides that where (i) the incentive compensation (or the vesting of an incentive award) paid to an executive officer of the Company was based upon the achievement of financial results, as reported with the SEC, that are subsequently restated  due to material noncompliance with securities law financial reporting requirements, (ii) a lower payment would have been made (or lesser or no vesting would have occurred as to any such award) to such executive officer based upon the restated financial results, and (iii) the incentive compensation or the vesting of any award was received or occurred during the 3-year period preceding the date of the restatement, the Company will require the recovery from such executive officer the portion of the incentive compensation paid that is greater than the amount that would have been paid had the financial results been properly reported. The Company may seek direct repayment from the affected executive officer or reduce other compensation owed to such executive officer by an amount equal to the remaining repayment obligation. The Company may also seek to recover gains from the sale of vested shares or shares purchased upon the exercise of options subject to clawback. The Compensation Committee may also cancel outstanding equity awards subject to clawback.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Amendment Number 1 to The Finish Line, Inc. 2009 Incentive Plan, Amended and Restated as of April 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Finish Line, Inc.

Date: June 27, 2016	By:	/s/ Edward W. Wilhelm
	Name:	Edward W. Wilhelm
	Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Amendment Number 1 to The Finish Line, Inc. 2009 Incentive Plan, Amended and Restated as of April 16, 2014.

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